Related-party transactions	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Related-party transactions

Note 24	Related-party transactions

In the ordinary course of business, we provide banking services and enter into transactions with related parties on terms similar to those offered to unrelated parties. Related parties include key management personnel
(1)
, their close family members, and entities that they or their close family members control or jointly control. Related parties also include associates and joint ventures accounted for under the equity method, and post-employment benefit plans for CIBC employees. Loans to these related parties are made in the ordinary course of business and on substantially the same terms as for comparable transactions with unrelated parties. As CIBC’s subsidiaries are consolidated, transactions with these entities have been eliminated and are not reported as related-party transactions. We offer a subsidy on annual fees and preferential interest rates on credit card balances to senior officers, which is the same offer extended to all employees of CIBC.
Key management personnel and their affiliates
As at October 31, 2023, loans to key management personnel
(1)
and their close family members and to entities that they or their close family members control or jointly control totalled $35 million (2022: $32 million), letters of credit and guarantees were nil (2022: nil), and undrawn credit commitments totalled $25 million (2022: $21 million). Of these outstanding balances, $34 million (2022: $31 million) were secured and $1 million (2022: $1 million) were unsecured. We have no provision for credit losses on impaired loans relating to these amounts for the years ended October 31, 2023 and 2022. Loans to these related parties are made in the ordinary course of business and on substantially the same terms as for comparable transactions with unrelated parties. We offer a subsidy on annual fees and preferential interest rates on credit card balances to senior officers which is the same offer extended to all employees of CIBC.

(1)
Key management personnel are defined as those persons having authority and responsibility for planning, directing and controlling the activities of CIBC directly or indirectly and comprise the members of the Board (referred to as directors), Executive Committee and certain named officers per the
Bank Act
(Canada) (collectively referred to as senior officers). Board members who are also Executive Committee members are included as senior officers.

Compensation of key management personnel

$ millions, for the year ended October 31		2023		2022
	Directors	Senior officers	Directors	Senior officers
Short-term benefits (1)	$2	$19	$3	$23
Post-employment benefits	–	2	–	3
Share-based benefits (2)	2	32	1	38
Termination benefits (3)	–	1	–	2
Total compensation	$4	$54	$4	$66

(1)
Comprises salaries, statutory and
non-statutory
benefits related to senior officers and fees related to directors recognized during the year. Also includes annual incentive plan payments related to senior officers on a cash basis.

(2)	Comprises grant-date fair values of awards granted in the year.
(3)	Comprises payments made in the period to key management personnel and former key management personnel.
Refer to the following Notes for additional details on related-party transactions:
Share-based payment plans
See Note 17 for details of these plans offered to directors and senior officers.
Post-employment benefit plans
See Note 18 for related-party transactions between CIBC and the post-employment benefit plans.
Equity-accounted associates and joint ventures
See Note 25 for details of our investments in equity-accounted associates and joint ventures.